Exhibit 99.1
The Oil & Gas Conference EnerCom Denver 25 August 2010

2 This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

Endeavour at a Glance

Endeavour

- Significant US position in unconventional shale plays
  - Excellent results from first US wells
  - More in process
- Four valuable development projects in the UK North Sea
  - West Rochelle appraisal to spud end of month at no cost to Endeavour
  - Reserves continue to grow to nearly 45 MMBOE at June 30, 2010
    - US drilling successes add 1.6 MMBOE
    - Significant appraisal successes at Cygnus in Q1 & Q2 2010 add 3 to 5 MMBOE
- De-risking business model by shifting focus from exploration to development
- New financing adds financial flexibility
- Ended Q2 at 5,100 BOEPD pace (~35% US)


Endeavour Acreage
Endeavour Production
Endeavour Developments


Montana Frontier
Marcellus
New Mexico
South Texas
Haynesville & Cotton Valley
Alabama Frontier
Jefferies

3

4 Reserves Source: Prepared by Netherland, Sewell & Associates, Inc. in 2007 & 2008; Audited by Netherland, Sewell & Associates, Inc. in 2009 2009 reserve replacement is 980% on 2P basis Extensions, discoveries and upward revisions to prior estimates and purchases added 13.7 MMBOE during 2009, primarily as a result of: Cygnus Panels 2b and 3 following the drilling of 44/12a-3 and 44/12a-4 wells Bacchus discovery maturing to development status Better than expected performance from several producing properties Cygnus appraisal adds 3 to 5 MMBOE already in 2010 US Haynesville wells add 1.6 MMBOE as of June 30 * Proforma adjusted for disposition of Norway subsidiary 45.0 2010 Cygnus Appraisal & US Additions

Existing Opportunities Have Potential to Deliver Strong Production 2009 2015 Potential Production Growth 5

Montana Frontier Marcellus Haynesville & Cotton Valley Alabama Frontier New Mexico South Texas 6 Endeavour Assets - US Portfolio

Shale Gas Plays are lower cost & more sustainable 7 "Breakeven" defined as realized wellhead price where NPV10% = 0 (ROR = 10%) Source: BENTEK Energy LLC

The Haynesville Project - Overview Acquired five distinct prospects - Four in Haynesville / One in Cotton Valley 18,450 gross acres (7,790 net acres) 200 + future drilling locations Avg Well Cost: $ 8-9 million gross Avg EUR per Well: 7-8 BCF gross Avg IP per Well: 15 MMCFD gross Produced nearly 1,700 BOEPD in July Six wells currently in progress Drilling two wells (.4 net wells) Testing two wells after fracture stimulation (.4 net wells) Two wells awaiting completion (.2 net wells)(non-Cohort operated) 8

Cohort / END Joint Acreage 9 Source: EOG Resources Haynesville/Bossier Potential

Haynesville Shale - Louisiana

- Area operators have reported very robust well results from Haynesville Shale completions
- 13,500 acres well positioned in the most prolific area of the Haynesville play
- First two wells at Woodardville Prospect are outstanding successes
  - Initial rates ~ 21 MMCFD (Indigo Minerals & Batchelor)
  - Indigo Minerals' cumulative production = 3 BCF after 12 months
  - Estimated Ultimate Recovery ~ 7.5 BCF
  - Continued success/activity by offset operators
  - Multiple Woodardville development locations
- One rig program with Cohort for remainder of 2010
  - Focus on Woodardville, Bull Bayou & Grand Cane Prospects
  - Additional, low working interest, outside-operated wells
- Leasehold position provides 200+ gross well locations
- Bossier & Cotton Valley upside yet to be determined



Size representative of well IP
Bossier
Caddo
Metcalf
Woodardville
Bienville
Grand Cane
Bull Bayou
Shelby
Arkansas
Texas
Louisiana

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Distribution of Initial Potential Flow Rates 11 Our two Haynesville completions are in the top 10-percentile of productivity!

The Marcellus Project - Overview END acquired 50% in Cohort 48,300 gross acres over six Marcellus prospects in western Pennsylvania 300+ future drilling locations All Cohort operated END prospects are well situated Gas transmission lines near each project area Proximity to East Coast markets yields price premiums and steady demand for production Initial pilot at Daniel Prospect in Cameron Co. includes four horizontal tests Pardee & Curtin Lumber Co. C-9H well tested at an initial rate of 2,688 MCFD Additional well(s) to be drilled in 2010 12 Isaiah Prospect Jonah Prospect Daniel Prospect Malachi Prospect Samuel Prospect Ruth Prospect

Marcellus Area Highlights

Endeavour

- Acreage is beginning to increase in activity (currently bracketed by most active parts of the play in NE and SW Pennsylvania)
- Large acreage blocks will facilitate horizontal drilling

Endeavour/Cohort

Daniel Prospect - contains 49% of Endeavour JV Marcellus acreage
- C-4 IP Rate - 300 MMCFD
- C-5 - Waiting on PL
- C-7H IP Rate - 1.1 MMCFD, ~3,000' lateral
- C-9H IP Rate - 2.7 MMCFD

Isaiah Prospect

Jonah Prospect

Malachi Prospect

Ruth Prospect

Samuel Prospect

EOG Resources
- Hz. Completion > 3.0 MMCFD
- 3,000 ft. lateral ~1.5 MMCFD IP (Elk Co.)
- 2 Additional vertical wells (Potter Co., Clearfield Co.)

Western PA Area – Industry Highlights


Marcellus Permits
Year
2007
2008
2009
Operator
ANADARKO E&P
ATLAS RESOURCES
CHIEF OIL & GAS
EAST RESOURCES
EASTERN AMER ENERGY
EOG RESOURCES
EQT PRODUCTION
EXCO
PA GEN ENERGY CO
RANGE RESOURCES
REX ENERGY
SENECA RESOURCES
SNYDER BROS
OTHER
Warren
2
Isaiah Prospect
18
Mc Kean
Jonah Prospect
Potter
16
Forest
4
Daniel Prospect
Cameron
Malachi Prospect
Elk
29
5
Samuel Prospect
Clarion
3
Ruth Prospect
Jefferson
1
20
Clinton
Clearfield
15
21
Centre
21
Armstrong

Marcellus Permits Issued 2007-2009 (from publicly available data).

EXCO Resources
- Drilled 2 horizontal wells 1.0 to 2.6 MMCFD IP (Centre Co.)

Stone Energy
- Drilled vertical well w/ 0.5 MMCFD IP rate (Clinton Co.)

Anadarko Petroleum
- Drilled 4 vertical wells (Clinton Co.)

Range Resources
- Drilled 4 vertical and 1 horizontal well; vertical IP rates of 6.3 and 2.3 MMCFD (Centre Co. and Lycoming Co.)

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Greene County After Pashin, 2008 Alabama Frontier Gas Shale Play - Overview 14 Paleozoic Shale Conasauga Shale (Cambrian) Neal (Floyd) Shale (Mississippian) 50/50 "heads up" venture with Hillwood effective January 5, 2010 "First Mover" position in frontier gas shale play 50% interest in 160,000 gross acres mostly contiguous (63,000 net to END) Up to 400 potential drilling locations First vertical pilot test under study - second well under way

Montana Frontier Oil Shale Play - Overview 25% "heads up" working interests with two independent Montana producers 300,000 gross acres (75,000 net to END) Frontier oil shale play - multiple targets 900 potential drilling locations Initial cost of entry $4 million JV Area 15

Endeavour Assets - UK North Sea 16 Rubie Renee

17 Current North Sea Developments Name Current Working Interest Estimated Reserves (gross) Development Plan First Production Bacchus 10.0% 15 - 20 MMBOE FDP Approved. Three well sub-sea tieback to Forties Alpha. 2011 Greater Rochelle 55.6% 50 - 70 MMBOE FDP filed. Appraisal drilling at West Rochelle August 2010. 2011 Cygnus 12.5% 1 - 2 TCF Results driving acceleration of project with new streamlined development concept. Panels 1-5 appraised at 800 BCF. 2012 Columbus 25.0% 100 - 140 BCF FDP filed. Agreement reached with BG for bridge linked platform to Lomond. 2012

18 BACCHUS DEVELOPMENT Operator: Apache 70% Partner: Endeavour 10% Shell 20% FDP: Approved June 2010 Online: 2011 Discovery well 22/6a-14 was drilled in 2005, followed by a downdip sidetrack 22/6a-14Z, which tested at 1000 BOPD from upper part of the reservoir. In 2006, 22/6a-15 was drilled in the water leg in the eastern area. A three well subsea development tied back to Forties is planned. Subsurface technical evaluation is ongoing and we are awaiting commercial offers from Forties. The project has been sanctioned and first oil is expected in 2011. Bacchus Development - UK Block 22/6a Bacchus

West Rochelle - Significant Expansion Potential 10km N West Rochelle 19 Exploration well 15/26b-M to spud Q3 2010 Endeavour retains 50% of 15/26c Fully carried for cost of appraisal well Could add significant reserves to Rochelle development

Cygnus Expansion: 2009 - 2010

Endeavour



2009 Cygnus Field
3
4
2
1
5a
5b&c

Appraisal well 44/11a-4 drilled in Q1 2010

- Field boundary extended to the north and west
- Common field-wide gas water contact established
- 44/11a-4 is 54 feet high to prognosis
- High quality fluvial facies encountered in Leman sandstone

Appraisal well 44/12a-5 drilled in Q2 2010

- Flowed at 29MMCFD
- Leman came in better than predicted

Blocks 44/11b & 44/12b awarded by DECC

- Blocks to north and west
- Endeavour has 17.24% interest



2010 Cygnus Field, post Panel 4 & 5 appraisal
7
8a
6
8b
44/12a-4
3
44/11-4
4
2
44/12a-3
44/12-2
5a
44/11-2
44/12-1
1
44/12a-5
5bc

Appraised areas in red

Source: Endeavour International

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Columbus Development – UK Block 23/16f


23/16f-12
23/16f-12z
23/16f-11
Core
North
East Upside
South Upside


16g
Mortimer
Livingstone
Mungo
23/16f
12
2
12Z
11
Columbus
Magellan
Lomond
5 Km
Pipeline
Main Prospects
Gas Condensate Field
Gas Field
Oil Field
Serica Blocks


Columbus
Focus
Area

COLUMBUS DEVELOPMENT

Operator:	Serica 50%
Partners:	Endeavour 25%
	EOG 25%
FDP:	Filed October 2008
Online:	2012

Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank of the Magellan structure. The prospect was identified using seismic far offset amplitudes that imaged a gas reservoir and its basal flat spot. The partners have reached an agreement with BG to develop a bridge linked platform and subsea facilities to the Lomond platform. Negotiations to agree on the terms of use for the Lomond platform as a processing host and export point for Columbus produced fluids are at an advanced stage. We expect to file an updated FDP in late 2010. The on-block reserves are approximately 100 BCF gross.

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Never take on more capital at a higher cost than absolutely needed Phased approach New facility is step one One more step puts all the necessary capital in place to turn all the projects on Likely high-yield next year mid-year Developments improve metrics and reduce capital costs Bacchus comes on and generates cash flow US continues to grow Refinance converts Capital for Rochelle Rochelle, Bacchus, US cash flow fund Cygnus Repayment of Debt with 2014 cash flow 22 Financing Strategy Financing Facility $150 million Three-year term (callable after one year) Cash interest of 12% plus 3% PIK (cash option) Flexible terms allow: Asset sales & reinvestment of proceeds Acquisitions Additional debt Repay borrowing base & second lien ($66 million) Finance continued growth in US & UK

23 Balanced strategy with experienced global team in place - UK North Sea and US Onshore US portfolio success gives attractive near-term production growth Significant value exists in UK assets- Greater Rochelle and Cygnus keep growing Disciplined management with prudent development strategy Multiple channels to grow company Develop US portfolio Well-managed development and exploitation of major UK assets Big prize from existing portfolio Conclusion